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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
May 16, 2002

TEXEN OIL & GAS INC.
formerly, PALAL MINING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

7700 San Felipe
Suite 500
Houston, Texas 77063
(Address of principal executive offices and Zip Code)

(713) 782-1075
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 30, 2002, the Registrant changed its name from Palal Mining Corporation to TexEn Oil & Gas Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description

3.3	Amended to the Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of May, 2002.

TEXEN OIL & GAS INC.

BY:	/s/ Harry P. Gamble Harry P. Gamble IV, President and Chief Executive Officer and a member of the Board of Directors.